                                                                    EXHIBIT 10.1

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS INDEMNIFICATION AGREEMENT is made and entered into as of the ____ day of ______________, 1999 (the "Agreement"), by and between PURCHASEPRO.COM, INC.,
                                                          ---------------------
a Nevada corporation (the "Company"), and _____________________ (the "Indemnitee"), with reference to the following facts:

     A. The Company desires the benefits of having Indemnitee serve as an officer and/or director secure in the knowledge that any expenses, liability and/or losses incurred by him in his good faith service to the Company will be borne by the Company or its successors and assigns;

     B. Indemnitee is willing to serve in his position with the Company only on the condition that he be indemnified for such expenses, liability and/or losses;

     C. The Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and agents of a corporation at reasonable cost;

     D. The Company and Indemnitee recognize that there has been an increase in litigation against corporate directors, officers and agents; and

     E. The Company's Articles of Incorporation allow and require the Company to indemnify its directors, officers and agents to the maximum extent permitted under Nevada law.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  Definitions.  For purposes of this Agreement:
         -----------

     1.1 "Agent" shall mean any person who is or was a director, officer, employee or agent of the Company or a subsidiary of the Company whether serving in such capacity or as a director, officer, employee, agent, fiduciary or other official of another corporation, partnership, limited liability company, joint venture, trust or other enterprise at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company.

     1.2 "Change of Control" shall mean the occurrence of any of the following events after the date of this Agreement:

     (a) a change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:
(i) had been directors of the Company twenty-four (24) months prior to such change; or (ii) were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination;

     (b) any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then-outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

     (c) the sale of all or substantially all of the assets of the Company to a person or entity who is not an affiliate (including a parent or subsidiary) of the Company;

     (d) the dissolution of the Company pursuant to action validly taken by the shareholders of the Company in accordance with applicable state law; or

     (e) the occurrence of any other tender offer, merger, consolidation, sale, reorganization, dissolution or other such event or series of events, which in the opinion of a majority of the Board of Directors (as reflected in a written resolution of the Board of Directors) has resulted in a change of control of the Company.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to occur in the event of (x) sale by the Company of shares of Preferred Stock prior to an initial public offering of securities by the Company, (y) a change in the Company's state of incorporation or (z) an initial public offering of securities by the Company.

     1.3 "Disinterested Director" shall mean a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

     1.4 "Expenses" shall be broadly construed and shall include, without limitation, (a) all direct and indirect costs incurred, paid or accrued, (b) all attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, food and lodging expenses while traveling, duplicating costs, printing and binding costs, telephone charges, postage, delivery service, freight or other transportation fees and expenses, (c) all other disbursements and out-of-pocket expenses, (d) amounts paid in settlement, to the extent not prohibited by Nevada Law, and (e) reasonable compensation for time spent by Indemnitee for which he is otherwise not compensated by the Company or any third party, actually and reasonably incurred in connection with or arising out of a Proceeding, including a Proceeding by Indemnitee to establish or enforce a right to indemnification under this Agreement, applicable law or otherwise.

     1.5 "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (a) the Company, an affiliate of the Company or Indemnitee in any matter material to either party or (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

     1.6 "Liabilities" shall mean liabilities of any type whatsoever, including, but not limited to, judgments or fines, ERISA or other excise taxes and penalties, and amounts paid in settlement (including all interest, assessments or other charges paid or payable in connection with any of the foregoing) actually and reasonably incurred by Indemnitee in connection with a Proceeding.

     1.7 "Nevada Law" means the Nevada General Corporation Law, as amended and in effect from time to time or any successor or other statutes of Nevada having similar import and effect.

     1.8 "Proceeding" shall mean any pending, threatened or completed action, hearing, suit or any other proceeding, whether civil, criminal, arbitrative, administrative, investigative or any alternative dispute resolution mechanism, including without limitation any such Proceeding brought by or in the right of the Company.

     2.  Employment Rights and Duties. Subject to any other obligations imposed
         ----------------------------
on either of the parties by contract or by law, and with the understanding that this Agreement is not intended to confer employment rights on either party which they did not possess on the date of its execution, Indemnitee agrees to serve as a director or officer so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Amended and Restated Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company or any subsidiary of the Company and until such time as he resigns or fails to stand for election or until his employment terminates. Indemnitee may from time to time also perform other services at the request, or for the convenience of, or otherwise benefiting the Company. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

     2.1  Directors' and Officers' Insurance.
     ---------------------------------------

     (a) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding, the Company, subject to Section 2.1(c), shall maintain directors' and officers' insurance in full force and effect.

     (b) In all policies of directors' and officers' insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

     (c) The Company shall have no obligation to maintain directors' and officers' insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage

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provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

     3.  Indemnification.  The Company shall indemnify Indemnitee to the fullest
         ---------------
extent authorized or permitted by Nevada Law and the provisions of the Articles and Bylaws of the Company in effect on the date hereof, and as Nevada Law, the Articles and Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader indemnification rights than Nevada Law, the Articles and/or Bylaws permitted the Company to provide before such amendment). The right to indemnification conferred in the Articles shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Company as a director or officer and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by the Articles and this
Section 3, the Company shall indemnify Indemnitee if and whenever he is or was a witness, party or is threatened to be made a witness or a party to any Proceeding, by reason of the fact that he is or was an Agent or by reason of anything done or not done, or alleged to have been done or not done, by him in such capacity, against all Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his behalf in connection with the investigation, defense, settlement or appeal of such Proceeding. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Sections 4, 5 and 6 below.

     4.  Payment of Expenses.
    -------------------

     4.1 All Expenses incurred by or on behalf of Indemnitee shall be advanced by the Company to Indemnitee within 20 days after the receipt by the Company of a written request for such advance which may be made from time to time, whether prior to or after final disposition of a Proceeding (unless there has been a final determination by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified for such Expenses). Indemnitee's entitlement to advancement of Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a determination, an adjudication or an award in arbitration pursuant to this Agreement. The requests shall reasonably evidence the Expenses incurred by Indemnitee in connection therewith. Indemnitee hereby undertakes to repay the amounts advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

     4.2 Notwithstanding any other provision in this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.

     5.  Procedure for Determination of Entitlement to Indemnification.
         -------------------------------------------------------------

     5.1 Whenever Indemnitee believes that he is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification (the "Indemnification Request") to the Company to the attention of the President with a copy to the Secretary. This request shall include documentation or information which is necessary for the determination of entitlement to indemnification and which is reasonably available to Indemnitee. Determination of Indemnitee's entitlement to indemnification shall be made no later than 60 days after receipt of the Indemnification Request. The President or the Secretary shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board in writing that Indemnitee has made such request for indemnification.

     5.2 The Indemnification Request shall set forth Indemnitee's selection of which of the following forums shall determine whether Indemnitee is entitled to indemnification:

         (i) A majority vote of Directors who are not parties to the action with respect to which indemnification is sought, even though less than a quorum.

         (ii) A written opinion of an Independent Counsel (provided there are no such Directors as set forth in (i) above or if such Directors as set forth in (i) above so direct).

         (iii) A majority vote of the shareholders at a meeting at which a quorum is present, with the shares owned by the person to be indemnified not being entitled to vote thereon.

         (iv) The court in which the Proceeding is or was pending upon application by Indemnitee.

     The Company agrees to bear any and all costs and expenses incurred by Indemnitee or the Company in connection with the determination of Indemnitee's entitlement to indemnification by any of the above forums.

     6.  Presumptions and Effect of Certain Proceedings.  No initial finding by
         ----------------------------------------------
the Board, its counsel, Independent Counsel, arbitrators or the shareholders shall be effective to deprive Indemnitee of the protection of this indemnity, nor shall a court or other forum to which Indemnitee may apply for enforcement of this indemnity give any weight to any such adverse finding in deciding any issue before it. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, (a) adversely affect the rights of Indemnitee to indemnification except as indemnification may be expressly prohibited under this Agreement, (b) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or (c) with respect to any criminal action or proceeding, create a presumption that Indemnitee had reasonable cause to believe that his conduct was unlawful.

     7.  Remedies of Indemnitee in Cases of Determination not to Indemnify or to
         -----------------------------------------------------------------------
Advance Expenses.
----------------

     7.1 In the event that (a) an initial determination is made that Indemnitee is not entitled to indemnification, (b) advances for Expenses are not made when and as required by this Agreement, (c) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement or (d) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Nevada of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration. If the parties are unable to agree on an arbitrator, the parties shall provide JAMS Endispute ("JAMS") with a statement of the nature of the dispute and the desired qualifications of the arbitrator. JAMS will then provide a list of three available arbitrators. Each party may strike one of the names on the list, and the remaining person will serve as the arbitrator. If both parties strike the same person, JAMS will select the arbitrator from the other two names. The arbitration award shall be made within 90 days following the demand for arbitration. Except as set forth herein, the provisions of Nevada law shall apply to any such arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or arbitration award. In any such proceeding or arbitration Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

     7.2 An initial determination, in whole or in part, that Indemnitee is not entitled to indemnification shall create no presumption in any judicial proceeding or arbitration that Indemnitee has not met the applicable standard of conduct for, or is otherwise not entitled to, indemnification.

     7.3 If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in the absence of (a) a misrepresentation of a material fact by Indemnitee in the request for indemnification or (b) a specific finding (which has become final) by a court of competent jurisdiction that all or any part of such indemnification is expressly prohibited by law.

     7.4 The Company and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, will be inadequate, impracticable and difficult of proof, and further agree that such breach would cause Indemnitee irreparable harm. Accordingly, the Company and Indemnitee agree that Indemnitee shall be entitled to temporary and permanent injunctive relief to enforce this Agreement without the necessity of proving actual damages or irreparable harm. The Company and Indemnitee further agree that Indemnitee shall be entitled to such injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bond or other undertaking in connection therewith. Any such requirement of bond or undertaking is hereby waived by the Company, and the Company acknowledges that in the absence of such a waiver, a bond or undertaking may be required by the court.

     7.5 The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

     7.6 Expenses incurred by Indemnitee in connection with his request for indemnification under, seeking enforcement of or to recover damages for breach of this Agreement shall be borne and advanced by the Company.

     8.  Other Rights to Indemnification.  Indemnitee's rights of
         -------------------------------
indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under applicable law, the

Articles, the Bylaws, an employment agreement, a vote of shareholders or Disinterested Directors, insurance or other financial arrangements or otherwise.

     9.  Limitations on Indemnification.  No indemnification pursuant to Section
         ------------------------------
3 shall be paid by the Company nor shall Expenses be advanced pursuant to
Section 3:

     9.1  Insurance.  To the extent that Indemnitee is reimbursed pursuant to
          ---------
such insurance as may exist for Indemnitee's benefit. Notwithstanding the availability of such insurance, Indemnitee also may claim indemnification from the Company pursuant to this Agreement by assigning to the Company any claims under such insurance to the extent Indemnitee is paid by the Company. Indemnitee shall reimburse the Company for any sums he receives as indemnification from other sources to the extent of any amount paid to him for that purpose by the Company;

     9.2  Section 16(b).  On account and to the extent of any wholly or
          -------------
partially successful claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) or the Securities Exchange Act of 1934, as amended, and amendments thereto or similar provisions of any federal, state or local statutory law; or

     9.3  Indemnitee's Proceedings.  Except as otherwise provided in this
          ------------------------
Agreement, in connection with all or any part of a Proceeding which is initiated or maintained by or on behalf of Indemnitee, or any Proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, unless (a) such indemnification is expressly required to be made by Nevada Law,
(b) the Proceeding was authorized by a majority of the Disinterested Directors,
(c) there has been a Change of Control or (d) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under Nevada Law.

     10.  Duration and Scope of Agreement; Binding Effect.  This Agreement shall
          -----------------------------------------------
continue so long as Indemnitee shall be subject to any possible Proceeding subject to indemnification by reason of the fact that he is or was an Agent and shall be applicable to Proceedings commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution. This Agreement shall be binding upon the Company and its successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company) and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators and other legal representatives.

     11.  Notice by Indemnitee and Defense of Claims.  Indemnitee agrees
          ------------------------------------------
promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification hereunder, whether civil, criminal, arbitrative, administrative or investigative; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee if such omission does not actually prejudice the Company's rights and, if such omission does prejudice the Company's rights, it will relieve the Company from liability only to the extent of such prejudice; nor will such omission relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any
Proceeding:

     (a) The Company will be entitled to participate therein at its own expense;

     (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof and the assumption of such defense, the Company will not be liable to Indemnitee under this Agreement for any attorney fees or costs subsequently incurred by Indemnitee in connection with Indemnitee's defense except as otherwise provided below. Indemnitee shall have the right to employ his counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof and the assumption of such defense shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized by the Company,
(ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or that the Company's counsel may not be adequately representing Indemnitee or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company; and

     (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim which would impose any limitation or penalty on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its or his consent to any proposed settlement.

     12.  Contribution.  In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or part, the Company shall, in such an event, after taking into account, among other things, contributions by other directors and officers of the Company pursuant to indemnification agreements or otherwise, and, in the absence of personal enrichment, acts of intentional fraud or dishonesty or criminal conduct on the part of Indemnitee, contribute to the payment of Indemnitee's losses to the extent that, after other contributions are taken into account, such losses exceed: (i) in the case of a director of the Company or any of its subsidiaries who is not an officer of the Company or any of such subsidiaries, the amount of fees paid to the director for serving as a director during the 12 months preceding the commencement of the Proceeding; or (ii) in the case of a director of the Company or any of its subsidiaries who is also an officer of the Company or any of such subsidiaries, the amount set forth in clause (i) plus 5% of the aggregate cash compensation paid to said director for service in such office(s) during the 12 months preceding the commencement of the Proceeding; or (iii) in the case of an officer of the Company or any of its subsidiaries, 5% of the aggregate cash compensation paid to such officer for service in such office(s) during the 12 months preceding the commencement of such Proceeding.

     13. Establishment of Trust. In order to secure the obligations of the Company to indemnify and to advance Expenses to Indemnitee pursuant to this Agreement, upon a Change of Control of the Company, the Company or its successor or assign shall establish a Trust (the "Trust") for the benefit of the Indemnitee, the trustee (the "Trustee") of which shall be chosen by the Company and which is reasonably acceptable to the Indemnitee. Thereafter, from time to time, upon receipt of a written request from Indemnitee, the Company shall fund the Trust in amounts sufficient to satisfy any and all Liabilities and Expenses reasonably anticipated at the time of such request for which the Company may indemnify Indemnitee hereunder. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by mutual agreement of the Indemnitee and the Company or, if the Company and the Indemnitee are unable to reach such an agreement, by Independent Counsel selected jointly by the Company and the Indemnitee. The terms of the Trust shall provide that except upon the consent of the Indemnitee and the Company, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance to the Indemnitee, within 20 days of a request by the Indemnitee, any and all Expenses, the Indemnitee hereby agreeing to reimburse the Trustee of the Trust for all Expenses so advanced if a final determination is made by a court in a final adjudication from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified under this Agreement, (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligations set forth in this Section, (iv) the Trustee shall promptly pay to the Indemnitee any amounts to which the Indemnitee shall be entitled pursuant to this Agreement, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by Independent Counsel selected by Indemnitee or a court of competent jurisdiction that Indemnitee has been fully indemnified with respect to the Proceeding giving rise to the funding of the Trust under the terms of this Agreement. The establishment of the Trust shall not, in any way, diminish the Company's obligation to indemnify Indemnitee against Expenses and Liabilities to the full extent required by this Agreement.

     14.  Miscellaneous Provisions.
          ------------------------

     14.1  Severability; Partial Indemnity.  If any provision or provisions of
           -------------------------------
this Agreement (or any portion thereof) shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatever:
(a) such provision shall be limited or modified in its application to the minimum extent necessary to avoid the invalidity, illegality or unenforceability of such provision; (b) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (c) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision (or portion thereof) held invalid, illegal or unenforceable. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses or Liabilities of any type whatsoever incurred by him in the investigation, defense, settlement or appeal of a Proceeding but not entitled to all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such total amount except as to the portion thereof for which it has been determined pursuant to Section 5 hereof that Indemnitee is not entitled.

     14.2  Identical Counterparts.  This Agreement may be executed in one or
           ----------------------
more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     14.3  Interpretation of Agreement.  It is understood that the parties
           ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent not now or hereafter prohibited by law.

     14.4  Headings.  The headings of the Sections and paragraphs of this
           --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     14.5  Pronouns.  Use of the masculine pronoun shall be deemed to include
           --------
use of the feminine pronoun where appropriate.

     14.6  Modification and Waiver.  No supplement, modification or amendment of
           -----------------------
this Agreement shall be binding unless executed in writing by both of the parties to this Agreement. No waiver of any provision of this Agreement shall be deemed to constitute a waiver of any of the provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be effective unless executed in writing.

     14.7  Notices.  All notices, requests, demands and other communications
           -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) sent by facsimile transmission and receipt thereof is electronically confirmed:

    (a) If to Indemnitee, to:      ______________________________
                                   ______________________________
                                   ______________________________
                                   Telephone: (___)
                                   Facsimile: (___)

    (b) If to the Company, to:     PurchasePro.com, Inc.
                                   3291 N. Buffalo Drive
                                   Las Vegas, NV 89129
                                   Telephone: (702) 316-7000
                                   Facsimile: (702) 316-7001
                                   Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     14.8  Governing Law.  The parties agree that this Agreement shall be
           -------------
governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada.

     14.9  Consent to Jurisdiction.  The Company and Indemnitee each hereby
           -----------------------
irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any action or proceeding which arises out of or relates to this agreement and agree that any action instituted under this agreement shall be brought only in the state courts of the State of Nevada.

     14.10  Entire Agreement.  This Agreement represents the entire agreement
            ----------------
between the parties hereto, and there are no other agreements, contracts or understanding between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in Sections 8 and 2.1 hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                              PURCHASEPRO.COM, INC.



                              By_________________________________

                              Name_______________________________

                              Title______________________________



                              INDEMNITEE


                              ___________________________________


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